SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2005

Commonwealth Telephone Enterprises, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

0-11053 (Commission File Number)	23-2093008 (IRS Employer Identification No.)
100 CTE Drive Dallas, PA (Address of Principal Executive Offices)	18612-9774 (Zip Code)
(570) 631-2700 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On February 15, 2005, Commonwealth Telephone Enterprises, Inc. issued a press release reporting its 2004 fourth quarter results. A copy of the press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Text of Press Release of Commonwealth Telephone Enterprises, inc., dated February 15, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commonwealth Telephone Enterprises, Inc.

Date:	February 15, 2005	By:	/S/ RAYMOND B. OSTROSKI

			Name:	Raymond B. Ostroski
			Title:	Senior Vice President, General Counsel and Corporate Secretary